                                                                    Exhibit 4(a)



--------------------------------------------------------------------------------

                            FLEET BOSTON CORPORATION


                                       AND


                              THE BANK OF NEW YORK


                                     TRUSTEE


                       -----------------------------------


                                    INDENTURE


                          DATED AS OF DECEMBER 6, 1999


                       -----------------------------------


                             SENIOR DEBT SECURITIES


--------------------------------------------------------------------------------

                            FLEET BOSTON CORPORATION



         RECONCILIATION AND TIE BETWEEN TRUST INDENTURE ACT OF 1939 AND
                    INDENTURE, DATED AS OF DECEMBER 6, 1999



TRUST INDENTURE
  ACT SECTION                                               INDENTURE SECTION
  -----------                                               -----------------

sec. 310(a)(1)      ........................................      609
      (a)(2)        ........................................      609
      (a)(3)        ........................................      Not Applicable
      (a)(4)        ........................................      Not Applicable
      (a)(5)        ........................................      609
      (b)           ........................................      608
                                                                  610
      (c)           ........................................      Not Applicable

sec. 311(a)         ........................................      613(a)
      (b)           ........................................      613(b)
      (b)(2)        ........................................      703(a)(2)
                                                                  703(b)

sec. 312(a)         ........................................      701
                                                                  702(a)
      (b)           ........................................      702(b)
      (c)           ........................................      702(c)

sec. 313(a)         ........................................      703(a)
      (b)           ........................................      703(b)
      (c)           ........................................      703(a), 703(b)
      (d)           ........................................      703(c)

sec. 314(a)(1)      ........................................      704
      (2), (3)
      (a)(4)        ........................................      1009
      (b)           ........................................      Not Applicable
      (c)(1)        ........................................      102
      (c)(2)        ........................................      102
      (c)(3)        ........................................      Not Applicable
      (d)           ........................................      Not Applicable
      (e)           ........................................      102
      (f)           ........................................      Not Applicable

sec. 315(a)         ........................................      601(a)
      (b)           ........................................      602
                                                                  703(a)(6)

      (c)           ........................................      610(b)
      (d)           ........................................      610(c)
      (d)(1)        ........................................      610(a)(1)
      (d)(2)        ........................................      610(c)(2)
      (d)(3)        ........................................      610(c)(3)
      (e)           ........................................      514

sec. 316(a)         ........................................      101
      (a)(1)(A)     ........................................      502
                                                                  512
      (a)(1)(B)     ........................................      513
      (a)(2)        ........................................      Not Applicable
      (b)           ........................................      508
      (c)           ........................................      104

sec. 317 (a)(1)     ........................................      503
      (a)(2)        ........................................      504
      (b)           ........................................      1003

sec. 318(a)         ........................................      107


---------------------

NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be part of the Indenture.

                                TABLE OF CONTENTS
                                -----------------



ARTICLE ONE - DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION..........1

SECTION 101.  DEFINITIONS......................................................1
SECTION 102.  COMPLIANCE CERTIFICATES AND OPINIONS.............................7
SECTION 103.  FORM OF DOCUMENTS DELIVERED TO TRUSTEE...........................8
SECTION 104.  ACTS OF HOLDERS..................................................8
SECTION 105.  NOTICES, ETC., TO TRUSTEE AND COMPANY............................9
SECTION 106.  NOTICE TO HOLDERS; WAIVER.......................................10
SECTION 107.  CONFLICT WITH TRUST INDENTURE ACT...............................10
SECTION 108.  EFFECT OF HEADINGS AND TABLE OF CONTENTS........................10
SECTION 109.  SUCCESSORS AND ASSIGNS..........................................10
SECTION 110.  SEPARABILITY CLAUSE.............................................10
SECTION 111.  BENEFITS OF INDENTURE...........................................11
SECTION 112.  GOVERNING LAW...................................................11
SECTION 113.  LEGAL HOLIDAYS..................................................11
SECTION 114.  JUDGMENT CURRENCY; PAYMENT TO BE IN PROPER CURRENCY.............11
SECTION 115.  MONEYS OF DIFFERENT CURRENCIES TO BE SEGREGATED.................12

ARTICLE TWO - SECURITY FORMS..................................................12

SECTION 201.  FORMS GENERALLY.................................................12
SECTION 202.  FORM OF SECURITIES..............................................12
SECTION 203.  FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.................13

ARTICLE THREE - THE SECURITIES................................................13

SECTION 301.  AMOUNT UNLIMITED; ISSUABLE IN SERIES............................13
SECTION 302.  DENOMINATIONS...................................................15
SECTION 303.  EXECUTION, AUTHENTICATION, DELIVERY AND DATING..................15
SECTION 304.  TEMPORARY SECURITIES............................................16
SECTION 305.  REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.............17
SECTION 306.  MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES................18
SECTION 307.  PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED..................18
SECTION 308.  PERSONS DEEMED OWNERS...........................................20
SECTION 309.  CANCELLATION....................................................20
SECTION 310.  COMPUTATION OF INTEREST.........................................20
SECTION 311.  PAYMENT IN CURRENCIES...........................................20
SECTION 312.  CUSIP NUMBERS...................................................22

ARTICLE FOUR - SATISFACTION AND DISCHARGE.....................................22

SECTION 401.  SATISFACTION AND DISCHARGE OF INDENTURE.........................22
SECTION 402.  APPLICATION OF TRUST MONEY......................................23
SECTION 403.  SATISFACTION, DISCHARGE AND DEFEASANCE OF SECURITIES
OF ANY SERIES.................................................................23
SECTION 404.  REPAYMENT TO COMPANY............................................26
SECTION 405.  REINSTATEMENT...................................................26

ARTICLE FIVE - REMEDIES.......................................................26

SECTION 501.  EVENTS OF DEFAULT...............................................26
SECTION 502.  ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT..............27
SECTION 503.  COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT
BY TRUSTEE....................................................................28
SECTION 504.  TRUSTEE MAY FILE PROOFS OF CLAIM................................29
SECTION 505.  TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES.....29
SECTION 506.  APPLICATION OF MONEY OR OTHER PROPERTY COLLECTED................30
SECTION 507.  LIMITATION ON SUITS.............................................30
SECTION 508.  UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL,
PREMIUM, MATURITY CONSIDERATION AND INTEREST..................................31

SECTION 509.  RESTORATION OF RIGHTS AND REMEDIES..............................31
SECTION 510.  RIGHTS AND REMEDIES CUMULATIVE..................................31
SECTION 511.  DELAY OR OMISSION NOT WAIVER....................................31
SECTION 512.  CONTROL BY HOLDERS..............................................31
SECTION 513.  WAIVER OF PAST DEFAULTS.........................................32
SECTION 514.  UNDERTAKING FOR COSTS...........................................32
SECTION 515.  WAIVER OF STAY OR EXTENSION LAWS................................32

ARTICLE SIX - THE TRUSTEE.....................................................33

SECTION 601.  CERTAIN DUTIES AND RESPONSIBILITIES.............................33
SECTION 602.  NOTICE OF DEFAULTS..............................................34
SECTION 603.  CERTAIN RIGHTS OF TRUSTEE.......................................34
SECTION 604.  NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES..........35
SECTION 605.  MAY HOLD SECURITIES.............................................35
SECTION 606.  MONEY OR OTHER PROPERTY HELD IN TRUST...........................36
SECTION 607.  COMPENSATION AND REIMBURSEMENT..................................36
SECTION 608.  DISQUALIFICATION; CONFLICTING INTERESTS.........................36
SECTION 609.  CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.........................37
SECTION 610.  RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR...............37
SECTION 611.  ACCEPTANCE OF APPOINTMENT BY SUCCESSOR..........................39
SECTION 612.  MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.....40
SECTION 613.  PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY...............40
SECTION 614.  APPOINTMENT OF AUTHENTICATING AGENT.............................40

ARTICLE SEVEN - HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY.............42

SECTION 701.  COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS.......42
SECTION 702.  PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS..........42
SECTION 703.  REPORTS BY TRUSTEE..............................................43
SECTION 704.  REPORTS BY COMPANY..............................................43

ARTICLE EIGHT - CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE..........44

SECTION 801.  COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS............44
SECTION 802.  SUCCESSOR CORPORATION SUBSTITUTED...............................45

ARTICLE NINE - SUPPLEMENTAL INDENTURES........................................45

SECTION 901.  SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS..............45
SECTION 902.  SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.................46
SECTION 903.  EXECUTION OF SUPPLEMENTAL INDENTURES............................47
SECTION 904.  EFFECT OF SUPPLEMENTAL INDENTURES...............................47
SECTION 905.  CONFORMITY WITH TRUST INDENTURE ACT.............................48
SECTION 906.  REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES..............48

ARTICLE TEN - COVENANTS.......................................................48

SECTION 1001.  PAYMENT OF PRINCIPAL, PREMIUM, IF ANY, THE MATURITY
CONSIDERATION AND INTEREST....................................................48
SECTION 1002.  MAINTENANCE OF OFFICE OR AGENCY................................48
SECTION 1003.  MONEY OR OTHER PROPERTY FOR SECURITIES PAYMENTS AND
DELIVERIES TO BE HELD IN TRUST................................................49
SECTION 1004.  CORPORATE EXISTENCE............................................50
SECTION 1005.  MAINTENANCE OF PROPERTIES......................................50
SECTION 1006.  PAYMENT OF TAXES AND OTHER CLAIMS..............................50
SECTION 1007.  LIMITATION ON SALE OR ISSUANCE OF CAPITAL STOCK OF CERTAIN
SUBSIDIARIES..................................................................50
SECTION 1008.  LIMITATION UPON LIENS ON CERTAIN CAPITAL STOCK.................52
SECTION 1009.  STATEMENT AS TO COMPLIANCE.....................................52
SECTION 1010.  WAIVER OF CERTAIN COVENANTS....................................52
SECTION 1011.  CALCULATION OF ORIGINAL ISSUE DISCOUNT.........................53
SECTION 1012.  STATEMENT BY OFFICERS AS TO DEFAULT............................53

ARTICLE ELEVEN - REDEMPTION OF SECURITIES.....................................53

SECTION 1101.  APPLICABILITY OF ARTICLE.......................................53
SECTION 1102.  ELECTION TO REDEEM; NOTICE TO TRUSTEE..........................53
SECTION 1103.  SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED..............53
SECTION 1104.  NOTICE OF REDEMPTION...........................................54
SECTION 1105.  DEPOSIT OF REDEMPTION PRICE....................................54
SECTION 1106.  SECURITIES PAYABLE ON REDEMPTION DATE..........................54
SECTION 1107.  SECURITIES REDEEMED IN PART....................................55

ARTICLE TWELVE - SINKING FUNDS................................................55

SECTION 1201.  APPLICABILITY OF ARTICLE.......................................55
SECTION 1202.  SATISFACTION OF SINKING FUND PAYMENTS WITH SECURITIES..........55
SECTION 1203.  REDEMPTION OF SECURITIES FOR SINKING FUND......................56

         INDENTURE, dated as of December 6, 1999, between FLEET BOSTON CORPORATION, a corporation duly organized and existing under the laws of the State of Rhode Island (herein called the "Company"), having its principal office at One Federal Street, Boston, Massachusetts 02211, and THE BANK OF NEW YORK, a New York banking corporation (herein called the "Trustee"), with its principal corporate trust office located in New York, New York.

                             RECITALS OF THE COMPANY

         The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series and denominated in U.S. dollars or foreign currencies, including units of two or more foreign currencies, as in this Indenture provided.

         All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

         Now, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed by the Company and by the Trustee, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

                                   ARTICLE ONE

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 101.  Definitions.

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

         (1) the terms defined in this Article have the meanings, assigned to them in this Article, and include the plural as well as the singular;

         (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

         (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

         (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

         Certain terms, used principally in Article Six, are defined in that Article.

         "Act", when used with respect to any Holder, has the meaning specified in Section 104.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Authenticating Agent" with respect to any series of Securities means any person authorized by the Trustee pursuant to Section 614.

         "Bank" means (i) any institution organized under the laws of the United States, any State of the United States, the District of Columbia, any territory of the United States, Puerto Rico, Guam, American Samoa or the Virgin Islands which (a) accepts deposits that the depositor has a legal right to withdraw on demand, and (b) engages in the business of making commercial loans and (ii) any trust company organized under any of the foregoing laws.

         "Board of Directors" means either the board of directors of the Company, any duly authorized committee of that board or the Chairman, any Vice Chairman, the President or any Vice President of the Company duly authorized by the board of directors of the Company to take a specified action or make a specified determination.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors of the Company and to be in full force and effect on the date of such certification, and delivered to the appropriate Trustee.

         "Business Day" means any day other than a Saturday or Sunday that is neither a legal holiday nor a day on which banking institutions are authorized or obligated by law or regulation to close in The City of New York or (i) with respect to Securities denominated in a Foreign Currency, in the city specified in the Board Resolution pursuant to Section 301 or (ii) with respect to Securities which will bear interest based on a specified percentage of London interbank offered quotations, a day which is also a day on which banks in London, England are open for business (including dealings in foreign exchange and foreign currency deposits).

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

         "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

         "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its President, a Vice Chairman, Chief Financial Officer or a Vice President, and by its Treasurer, an Assistant Treasurer, its Controller, an Assistant Controller, its Secretary or an Assistant Secretary, and delivered to the Trustee.

         "Components", with respect to a composite currency, means the currency amounts that are components of such composite currency on the Conversion Date with respect to such composite currency. After such Conversion Date if the official unit of any component currency is altered by way of combination or subdivision, the number of units of such currency in the Component shall be proportionately divided or multiplied. After such Conversion Date if two or more component currencies are consolidated into a single currency, the amounts of those currencies as Components shall be replaced by an amount in such single currency equal to the sum of the amounts of such consolidated component currencies expressed in such single currency, and such amount shall thereafter be a Component. If after such Conversion Date any component currency shall be divided into two or more currencies, the amount of such currency as a Component shall be replaced by amounts of such two or more currencies, each of which shall be equal to the amount of such former component currency divided by the number of currencies into which such component currency was divided, and such amounts shall thereafter be Components.

         "Constituent Bank" means a Subsidiary which is a Bank.

         "Conversion Date", with respect to a composite currency, has the meaning specified in Section 311(d).

         "Corporate Trust Office" means the corporate trust office of the Trustee located in the Borough of Manhattan, The City of New York, at which at any particular time its corporate trust business shall be administered, which office, at the date of the execution hereof, is located at 101 Barclay Street, Floor 8 West, New York, New York 10286, Attention: Corporate Trust Trustee Administration.

         "Corporation" includes corporations, associations, companies and business trusts.

         "Defaulted Interest" has the meaning specified in Section 307.

         "Euro" means the single currency of participating member states which was introduced on January 1, 1999 at the commencement of the third stage of European economic and monetary union pursuant to the Treaty establishing the European Community as amended by the Treaty on European Union (and references during the transitional period following the introduction of the Euro on January 1, 1999 up to the end of the transitional period on December 31, 2001 to "Deutsche marks" or "DM" and to "French francs" or "FFR" refer, in each case to the national currency units of, respectively, Germany and France (being non-decimal denominations of the Euro)).

         "Event of Default" has the meaning specified in Section 501.

         "Exchange Rate" means (a) if pursuant to Section 311(a) payment is to be made in U.S. dollars with respect to a Security denominated in a Foreign Currency, the highest firm bid quotation for U.S. dollars received by the Exchange Rate Agent at approximately 11:00 A.M. New York City time on the second Business Day preceding the applicable payment date (or, if no such rates are quoted on such date, the last date on which such rates were quoted), from three recognized foreign exchange dealers in The City of New York selected by the Exchange Rate Agent and approved by the Company (one of which may be the Exchange Rate Agent) for the purchase by the quoting dealer, for settlement on such payment date, of the aggregate amount of the Foreign Currency payable on such payment date in respect of all Securities denominated in such Foreign Currency and (b) if an Exchange Rate is to be computed for purposes of any provision other than Section 311(a), the rate determined pursuant to the foregoing clause (a) on such date and at such time as may be specified in the relevant provision.

         In the case of clause (a) above, if no such bid quotations are available, payments pursuant to Section 311(a) will be made in the applicable Foreign Currency, unless such Foreign Currency is unavailable due to the imposition of exchange controls (or, in the case of a composite currency, such currency ceases to be used for the purposes for which it was established as provided in Section 311(d) (ii)) or other circumstances beyond the control of the Company, in which case the Company will be entitled to make payments in U.S. dollars on the basis of the Market Exchange Rate for such Foreign Currency.

         If for any reason any of the foregoing rates are not available with respect to one or more Foreign Currencies for which an Exchange Rate is required, the Company shall use the most recently available quotation of the Federal Reserve Bank of New York, or quotations from one or more commercial banks in The City of New York or in the country of issue of the Foreign Currency in question, or such other quotations as the Company, in each case, shall deem appropriate; provided, however, that if there is more than one market for dealing in any Foreign Currency by reason of foreign exchange regulations or otherwise, the market to be used for such quotations shall be the largest market upon which a nonresident issuer of securities designated in such Foreign Currency would purchase such Foreign Currency in order to make payments in respect of such securities.

         "Exchange Rate Agent" means the New York clearing house bank designated by the Company to act as such for any series of Securities (with notice to the Trustee for that series), or any successor thereto, and may be the Trustee for the series.

         "Exchange Rate Officer's Certificate", with respect to any date for the payment of principal of (and premium, if any) and interest on any series of Securities, means a certificate signed by an officer of the Exchange Rate Agent and delivered to the Company and to the Trustee, setting forth (i) the applicable Market Exchange Rate or Exchange Rate and (ii) the U.S. dollar or Foreign Currency amount of principal (and premium, if any) and interest payable with respect to a Security of any series on the basis of the Market Exchange Rate or Exchange Rate, as the case may be (on an aggregate basis and on the basis of a Security having the lowest denomination principal amount pursuant to
Section 302 in the relevant currency).

         "Fleet National Bank" means Fleet National Bank, a national banking association.

         "Foreign Currency" means a currency issued by the government of any country (other than a currency of the United States of America) or a currency based on the aggregate value of currencies of any group of countries.

         "Foreign Government Obligations" has the meaning specified in Section 403.

         "Holder" means a Person in whose name a Security is registered in the Security Register.

         "Indenture" means with respect to each series of Securities for which a Person is acting as Trustee, this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities for which such Person is Trustee established as contemplated by Section 301 exclusive, however, of any provisions or terms which relate solely to other series of Securities for which such Person is not Trustee, regardless of when such terms or provisions were adopted, and exclusive of any provisions or terms adopted by means of one or more indentures supplemental hereto executed and delivered after such Person had become such Trustee but to which such Person, as such Trustee, was not a party.

         "Interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

         "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

         "Judgment Currency" has the meaning specified in Section 114.

         "Market Exchange Rate" means (a) if pursuant to Section 311(d) (i), payment is to be made in U.S. dollars with respect to a Security denominated in a Foreign Currency (other than a composite currency), the noon buying rate in The City of New York for cable transfers of such Foreign Currency as certified by the Federal Reserve Bank of New York on the second Business Day preceding the applicable payment date and (b) if pursuant to Section 311(d) (ii) payment is to be made in U.S. dollars with respect to a Security denominated in a composite currency, for each Component of such composite currency, the Market Exchange Rate determined pursuant to the foregoing clause (a) on the second Business Day preceding the applicable payment date.

         In the event a Market Exchange Rate as described in clause (a) or (b) above is not available, the Company will be entitled to make payments in U.S. dollars pursuant to Section 311(d) (i) or (ii) on the basis of the most recently available Market Exchange Rate for such Foreign Currency or each Component of such composite currency, as the case may be.

         "Maturity", when used with respect to any Security, means the date on which the principal of such Security, an installment of principal or the Maturity Consideration becomes due and payable or deliverable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

         "Maturity Consideration" means securities, which may be issued by the Company or another Person, or a combination of cash, such securities and/or other property that may be delivered to Holders of Securities of any series to satisfy the Company's obligations with regard to payment upon Maturity, or any redemption or required repurchase or in connection with any exchange provisions, or any interest payment.

         "New York Banking Day" has the meaning specified in Section 114.

         "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President, a Vice Chairman, the Chief Financial Officer or a Vice President, and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

         "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be acceptable to the Trustee to whom such opinion is to be provided.

         "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

         "Outstanding", when used with respect to Securities, means, as of the date of determination, all securities theretofore authenticated and delivered under this Indenture, except:

                  (i) Securities of any series theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee for such series or any Paying Agent for such series (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

                  (iii) Securities of any series which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company.

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be

Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which are registered in the Security Register in the name of the Company, any obligor stated to be so obligated on such Securities or any Affiliate of the Company or such obligor which is listed as such on an Officers' Certificate delivered to the Trustee for that series shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee for such series the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

         "Paying Agent" means for any series any Person authorized by the Company to pay or deliver the principal of (and premium, if any), Maturity Consideration or interest on, any Securities of that series on behalf of the Company.

         "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Place of Payment", when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any), Maturity Consideration and interest on the Securities of that series are payable or deliverable as specified as contemplated by Section 301.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "Principal Constituent Bank" means Fleet National Bank or such other Constituent Bank(s) as may be designated from time to time, pursuant to a Board Resolution and set forth in an Officer's Certificate, pursuant to the terms of
Section 301 hereof. If a Constituent Bank is designated as a Principal Constituent Bank in connection with the Securities of any series, such Principal Constituent Bank shall remain a Principal Constituent Bank until such time as the Securities of such series are repaid.

         "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price", when used with respect to any Security to be redeemed, means the price or Maturity Consideration specified in such Security at which it is to be redeemed pursuant to this Indenture.

         "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

         "Required Currency" means the currency in which principal of (and premium, if any), Maturity Consideration and interest on a Security is payable pursuant to Section 311.

         "Responsible Officer", means, when used with respect to The Bank of New York, an officer within the corporate trust department and, when used with respect to any other Trustee, any trust officer or any other officer performing functions similar to those performed by the persons who at the time shall be such officers, and any other officer of such Trustee to whom corporate trust matters are referred because of his knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

         "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

         "Security Register", "Security Registrar" and "Co-Security Registrar" have the respective meanings specified in Section 305.

         "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

         "Specified Currency" means the currency in which the Securities of any series are denominated.

         "Stated Maturity", when used with respect to any Security or any installment of principal, Maturity Consideration thereof or interest thereon, means the date specified in such Security or a coupon representing such installment of interest as the fixed date on which the principal or Maturity Consideration of such Security or such installment of principal, Maturity Consideration or interest is due and payable or deliverable.

         "Subsidiary" means a corporation more than 50% of the Voting Stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries.

         "Trustee" means the Person named as "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to the securities of that series.

         "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, as in force at the date as of which this instrument was executed, except as provided in Section 905.

         "U.S. Government Obligations" has the meaning specified in Section 403.

         "Vice President", when used with respect to the Company or a Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

         "Voting Stock" means stock of the class or classes having general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of such corporation (irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

         SECTION 102.  Compliance Certificates and Opinions.

         Upon any application or request by the Company to any Trustee to take any action under any provision of this Indenture, the Company shall furnish to such Trustee an Officers' Certificate stating that all conditions precedent (including any covenants, compliance with which constitutes a condition precedent), if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent (including any covenants, compliance with which constitutes a condition precedent), if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than annual certificates provided pursuant to Section 1009) shall include:

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

         SECTION 103.  Form of Documents Delivered to Trustee.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         SECTION 104.  Acts of Holders.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of Securities of any series may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section

601) conclusive in favor of such Trustee and the Company, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which such Trustee deems sufficient.

         (c) The ownership of Securities shall be proved by the Security
Register.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof or the Holder of any Predecessor Security in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

         (e) For purposes of determining the principal amount of Outstanding Securities of any series, or if such outstanding Securities are not payable at Maturity for a fixed principal amount, the issue price, the Securityholders of which are required, requested or permitted to give any request, demand, authorization, direction, notice, consent, waiver or take any other Act under the Indenture, each Security denominated in a Foreign Currency shall be deemed to have a principal amount or issue price determined by converting the principal amount or issue price of such Security in the currency or currencies in which such Security is denominated into U.S. dollars at the Exchange Rate(s) as of 9:00 A.M. New York City time as determined by an Exchange Rate Agent (as evidenced by a certificate of such Exchange Rate Agent) on the date such Act is delivered to the Trustee pursuant to Section 104(a). Any such determination by the Company or an Exchange Rate Agent shall be conclusive and binding on the Holders and the Trustee, and neither the Company nor such Exchange Rate Agent shall be liable therefor in the absence of bad faith.

         (f) The Company may, but shall not be obligated to, set a record date for purposes of determining the identity of Holders entitled to vote or consent to any action by vote or consent authorized or permitted under this Indenture, which record date shall be the later of 10 days prior to the first solicitation of such consent or the date of the most recent list of Holders furnished to the Trustee pursuant to Section 701 of this Indenture prior to such solicitation. If a record date is fixed, those persons who were Holders of Securities at such record date (or their duly designated proxies), and only those persons, shall be entitled to take such action by vote or consent or to revoke any vote or consent previously given, whether or not such persons continue to be Holders after such record date. No such vote or consent shall be valid or effective for more than 120 days after such record date.

         SECTION 105.  Notices, Etc., to Trustee and Company.

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Holder of any Securities or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office; or

                  (2) the Company by the Trustee or by any Holder of Securities shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to the attention of its Secretary at the address of its principal office specified in the first paragraph of this instrument, or at any other address previously furnished in writing to such Trustee by the Company.

         SECTION 106.  Notice to Holders; Waiver.

         Where this Indenture provides for notice to Holders of any series of Securities of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. In the event that notice to Holders is given as provided in this Section 106, such notice shall be deemed sufficient as to all Holders and shall be conclusively presumed to have been given whether or not actually received. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of such Trustee shall constitute a sufficient notification for every purpose hereunder.

         SECTION 107.  Conflict with Trust Indenture Act.

         If and to the extent that any provision hereof limits, qualifies or conflicts with the duties imposed by any of Section 310 to 317, inclusive, of the Trust Indenture Act through operation of Section 318(c) thereof, such imposed duties shall control.

         SECTION 108.  Effect of Headings and Table of Contents.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 109.  Successors and Assigns.

         All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

         SECTION 110.  Separability Clause.

         In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 111.  Benefits of Indenture.

         Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         SECTION 112.  Governing Law.

         This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles thereof.

         SECTION 113.  Legal Holidays.

         In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities) payment or delivery of interest or principal (and premium, if any) or Maturity Consideration need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day, or such other Business Day as may be specified in an Officers' Certificate delivered to the appropriate Trustee pursuant to Section 301 hereof, at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

         SECTION 114.  Judgment Currency; Payment to Be in Proper Currency.

         Each reference in any Security, or in the Board Resolution relating thereto, to any currency shall be of the essence. Subject to Section 311(d), the Company agrees, to the fullest extent that it may effectively do so under applicable law, that (a) if for the purpose of obtaining judgment in any court it is necessary to convert the sum or amount of Maturity Consideration due or payable in respect of the principal of (and premium, if any), Maturity Consideration or interest on the Securities of any series in a Specified Currency into a currency in which a judgment will be rendered (the "Judgment Currency"), the rate of exchange used shall be the Exchange Rate (as determined by the Exchange Rate Agent) as of 11:00 a.m. New York City time on the New York Banking Day immediately preceding that on which final unappealable judgment is given and (b) its obligations to make any payment or delivery of principal of (and premium, if any), Maturity Consideration and interest on any Security (i) shall not be discharged or satisfied by any tender by the Company, or recovery by the Trustee, either pursuant to any judgment (whether or not entered in accordance with subsection (a) above or otherwise, in any currency other than the Required Currency, except to the extent that any such tender or recovery shall result in such Trustee timely holding the full amount of the Required Currency then due and payable in respect of such payments, (ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such timely holding shall fall short of the full amount of the Required Currency so expressed to be then due and (iii) shall not be affected by judgment being obtained for any other sum due under this Indenture. For purposes of the foregoing, "New York Banking Day" means any day except a Saturday, Sunday or a legal holiday in The City of New York or a day on which banking institutions in The City of New York are authorized or required by law or executive order to close. Except as permitted under Section 311(d), if any such tender or recovery is in a currency other than the Required Currency, the Trustee for the series may take such actions as it considers appropriate to exchange such currency for the Required Currency; provided, however, that the Trustee shall have no obligation to make any payment in any currency other than the currency tendered to or recovered by such Trustee. The costs and risks of any such exchange, including without limitation the risks of delay and exchange rate fluctuation, shall be borne by the Company, and it shall remain fully liable for any shortfall or delinquency in the full amount of the Required Currency then due and payable, and in no circumstances shall the Trustee be liable therefor. The Company hereby waives any defense of payment based upon any such tender or recovery which is not in the Required Currency, or which, when exchanged for the Required Currency by the Trustee for the series, is less than the full amount of the Required Currency then due and payable.

         SECTION 115.  Moneys of Different Currencies to be Segregated.

         The Trustee shall segregate all moneys, funds and accounts held by such Trustee hereunder in one currency from any moneys, funds and accounts in any other currencies, notwithstanding any provision herein which would otherwise permit such Trustee to commingle such moneys, funds and accounts.

                                   ARTICLE TWO

                                 SECURITY FORMS

         SECTION 201.  Forms Generally.

         The Securities of each series shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.



         The Trustees' certificates of authentication shall be in substantially the form set forth in this Article.

         The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

         SECTION 202.  Form of Securities

         Each Security shall be in one of the forms approved from time to time by or pursuant to a Board Resolution. Upon or prior to the delivery of a Security in any such form to the Trustee for authentication, the Company shall deliver to the Trustee the following:

                  (i) the Board Resolution by or pursuant to which such form of Security has been approved, certified by the Secretary or an Assistant Secretary of the Company;

                  (ii) the Officers' Certificate required by Section 301 of this Indenture;

                  (iii) the Company Order required by Section 303 of this Indenture; and

                  (iv) the Opinion of Counsel required by Section 303 of this Indenture.

         SECTION 203.  Form of Trustee's Certificate of Authentication.

         This is one of the Securities of the series provided for under the within mentioned Indenture.


                                             THE BANK OF NEW YORK,

                                             as Trustee



                                             By ________________________________
                                                 Authorized Signatory


                                                 Dated: __________________

                                  ARTICLE THREE

                                 THE SECURITIES


         SECTION 301.  Amount Unlimited; Issuable in Series.

         The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

         The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

                  (1) the title of the Securities, including CUSIP numbers, of the series (which shall distinguish the Securities of the series from all other Securities);

                  (2) the Trustee for the Securities of the series (which Trustee shall be the Trustee named herein or a successor Trustee appointed in accordance with the terms of this Indenture);

                  (3) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906 or
         1107);

                  (4) the date or dates on which the principal or Maturity Consideration of the Securities of the series is payable or deliverable;

                  (5) the rate or rates, or the method to be used in ascertaining the rate or rates, at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable or deliverable and the Regular Record Date for the interest payable or deliverable on any Interest Payment Date;

                  (6) the place or places where the principal of (and premium, if any), Maturity Consideration and interest on Securities of the series shall be payable or deliverable, the place or places where the Securities of such series may be presented for registration of transfer or exchange, and the place or places where notices and demands to or upon the Company in respect of the Securities of such series may be made;

                  (7) the period or periods within which, the price, prices or Maturity Consideration at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

                  (8) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of such series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

                  (9) the denominations in which Securities of the series shall be issuable;

                  (10) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 502;

                  (11) (A) the currency of denomination of the Securities of the series, which may be in U.S. dollars or any Foreign Currency, (B) if such currency of denomination of such series is a composite currency other than the Euro, the agency or organization, if any, responsible for overseeing such composite currency and (C) if such Securities are denominated in a Foreign Currency, the financial center relative to the Foreign Currency;

                  (12) If the Securities of the series are to be denominated in a Foreign Currency, whether the Holders thereof may elect to have payments of the principal of (and premium, if any) and interest on such Securities made in such Foreign Currency;

                  (13) if the Securities of the series are to be denominated in a Foreign Currency, the designation of an Exchange Rate Agent;

                  (14) if the amount of payments of principal of (and premium, if any), Maturity Consideration or interest, if any, on the Securities of the series may be determined with reference to an index based on a coin or currency other than that in which the Securities are stated to be payable, the manner in which such amounts shall be determined;

                  (15) the extent to which any of the Securities will be issuable in temporary or permanent global form, and the manner in which any interest payable or deliverable on a temporary or permanent global Security shall be paid or delivered;

                  (16) any addition to or modification or deletion of any Event of Default or covenants of the Company with respect to the Securities of such series whether or not such Events of Default or covenants are consistent with the Events of Default or covenants set forth herein;

                  (17) any covenant solely for the benefit of the Securities of the series;

                  (18) the applicability of Section 403 of this indenture to the Securities of the series;

                  (19) the appointment of any Paying Agent or Agents for the Securities of such series;

                  (20) whether, and the terms and conditions relating to when the Company may satisfy all or part of its obligations with regard to payment or delivery upon Maturity, or any redemption or required repurchase or in connection with any exchange provisions, or any interest payment, by paying or delivering Maturity Consideration to the Holders of the Securities; and

                  (21) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

         All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution and set forth in such Officers' Certificate or in any such indenture supplemental hereto.

         At the option of the Company, interest on the Securities of any series that bears interest may be paid by mailing a check to the address of the person entitled thereto as such address shall appear in the Security Register.

         If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

         SECTION 302.  Denominations.

         The Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by
Section 301. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

         SECTION 303.  Execution, Authentication, Delivery and Dating.

         The Securities shall be executed on behalf of the Company by its Chairman of the Board, its President, one of its Vice Chairmen or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

         Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities and such other documents as such Trustee may reasonably request, and such Trustee in accordance with the Company Order and subject to the provisions hereof shall authenticate and deliver such Securities. If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by Sections 201 and 301, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, such Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating:

                  (a) if the form of such securities has been established by or pursuant to Board Resolution as permitted by Section 201, that such form has been established in conformity with the provisions of this Indenture;

                  (b) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 301, that such terms have been established in conformity with the provisions of this Indenture; and

                  (c) that all conditions precedent to the authentication and delivery of such Securities have been complied with and that such Securities, when authenticated and delivered by the Trustee for such series and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors, rights and to general equity principles.

         If such form or terms have been so established, such Trustee shall not be required to authenticate such Securities if the issuance of such Securities pursuant to this Indenture will affect such Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to such Trustee.

         Notwithstanding the generality of the foregoing, the Trustee will not be required to authenticate Securities denominated in a Foreign Currency if the Trustee reasonably believes that it would be unable to perform its duties with respect to such Securities.

         Each Security shall be dated the date of its authentication.

         No Security of any series shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature of one of its authorized officers, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

         SECTION 304.  Temporary Securities.

         Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee for such series shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

         If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations. Until so exchanged the temporary

Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

         SECTION 305.  Registration, Registration of Transfer and Exchange.

         The Company shall cause to be kept at the office of the Security Registrar designated pursuant to this Section 305 or Section 1002 a register (being the combined register of the Security Registrar and all Co-Security Registrars and herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby initially appointed Security Registrar with respect to the series of Securities for which it is acting as Trustee, in each case for the purpose of registering Securities and transfers of Securities as herein provided.

         Upon surrender for registration of transfer of any Security of any series at the office or agency in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount.

         At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

         All Securities issued upon any registration of transfer or exchange of Securities shall be valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

         Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Security Registrar or the Co-Security Registrar for the series) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, the Security Registrar or the Co-Security Registrar for the series duly executed, by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer.

         Neither the Company, the Security Registrar nor any Co-Security Registrar shall be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 1103 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

         SECTION 306.  Mutilated, Destroyed, Lost and Stolen Securities.

         If any mutilated Security of any series is surrendered to the Trustee, together with such security or indemnity as may be required by the Company or the Trustee to save each of them harmless, the Company shall execute and such Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request such Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security or deliver the Maturity Consideration deliverable thereon.

         Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of such Trustee) connected therewith.

         Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

         SECTION 307.  Payment of Interest; Interest Rights Preserved.

         Unless otherwise provided, as contemplated by Section 301, interest on any Security which is payable or deliverable, and is punctually paid, delivered or duly provided for, on any Interest Payment Date shall be paid or delivered to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business of the Regular Record Date for such interest, PROVIDED, HOWEVER, that in the case of a Security originally issued between a Regular Record Date and the Interest Payment Date or on an Interest Payment Date relating to such Regular Record Date, interest for the period beginning on the date of issue and ending on such Interest Payment Date shall be paid or delivered on the next succeeding Interest Payment Date to the Person in whose name such Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date with respect to such succeeding Interest Payment Date.

         Any interest on any Security of any series which is payable or deliverable, but is not punctually paid, delivered or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable or deliverable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid or delivered by the Company, at its election in each case, as provided in Clause
(1) or (2) below:

                  (1) The Company may elect to make payment or delivery of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment or delivery of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid or delivered on each Security of such series and the date of the proposed payment or delivery, and at the same time the Company shall deposit with such Trustee an amount of money or other property equal to the aggregate amount proposed to be paid or delivered in respect of such Defaulted Interest or shall make arrangements satisfactory to such Trustee for such deposit prior to the date of the proposed payment or delivery, such money or other property when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon such Trustee shall fix a Special Record Date for the payment or delivery of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment or delivery and not less than 10 days after the receipt by such Trustee of the notice of the proposed payment or delivery. Such Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment or delivery of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment or delivery of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid or delivered to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable or deliverable pursuant to the following Clause (2).

                  (2) The Company may make payment or delivery of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment or delivery pursuant to this Clause, such manner of payment shall be deemed practicable by such Trustee.

         Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

         SECTION 308.  Persons Deemed Owners.

         Prior to due presentment of a Security of any series for registration of transfer, the Company, the Trustee and any agent of the Company or such Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment or delivery of principal of (and premium, if any), Maturity Consideration in respect of, and (subject to Section 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, such Trustee nor any agent of the Company or such Trustee shall be affected by notice to the contrary.

         SECTION 309.  Cancellation.

         All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be canceled and delivered to such Trustee. The Company may at any time deliver to the Trustee for cancellation any Securities of such series previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by such Trustee shall be disposed of by the Trustee in accordance with its customary procedures and such Trustee shall provide to the Company, if requested by the Company, a certificate of such disposition.

         SECTION 310.  Computation of Interest.

         Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a year of twelve 30-day months.

         SECTION 311.  Payment in Currencies.

         (a) Unless otherwise provided in Section 301 hereof, subject to subsection (b) hereof, if the Maturity Consideration is to be satisfied by a cash payment, payment of the principal of (and premium, if any), Maturity Consideration and interest on the Securities of any series, whether or not denominated in a Foreign Currency pursuant to Section 301 shall be made in U.S. dollars. If a series of Securities is denominated in a Foreign Currency, the amount receivable in U.S. dollars by the Holders of such series shall be determined as provided in Section 311(c).

         (b) If authorized pursuant to Section 301, any Holder of a Security of a series of Securities denominated in a Foreign Currency may elect to receive payments in the Foreign Currency in which such Security is denominated pursuant to Section 301. A Holder may make such election by delivering to the Trustee a written notice thereof, in such form as may be acceptable to such Trustee, not later than the close of business on the Regular Record Date or Special Record Date, as the case may be, immediately preceding the applicable Interest Payment Date or the fifteenth day immediately preceding the Maturity of an installment of principal, as the case may be. Such election shall remain in effect with respect to such Holder until such Holder delivers to such Trustee a written notice rescinding such election; PROVIDED, HOWEVER, that any such notice must be delivered to such Trustee not later than the close of business on the Regular Record Date or Special Record Date, as the case may be, immediately preceding the next Interest Payment Date or the fifteenth day immediately preceding the Maturity of an installment of principal, as the case may be, in order to be effective for the payment to be made thereon; and PROVIDED, FURTHER, that no such rescission may be made with respect to payments to be made on any Security with respect to which notice of redemption has been given by the Company pursuant to Article Eleven. The Trustee will advise the Company, in writing, of the aggregate amount payable in a Foreign Currency pursuant to an election under this subsection (b).

         (c) For each series of securities denominated in a Foreign Currency, the Exchange Rate Agent shall deliver to the Company and to the Trustee, by personal delivery, telecopy, or other means reasonably acceptable to such Trustee and the Company not later than the close of business on the second Business Day prior to the date each payment is required to be made with respect to the Securities of such series, a copy of the Exchange Rate Officer's Certificate relating to each such Foreign Currency. Payments in U.S. dollars pursuant to Section 311(a) shall be equal to the sum obtained by converting the specified Foreign Currency, which is to be paid in U.S. dollars pursuant to
Section 311(a), at the applicable Exchange Rate or Market Exchange Rate set forth in such Exchange Rate Officer's Certificate.

         (d) If the Foreign Currency, other than a composite currency, in which a series of Securities is denominated is not available to the Company for making payment thereof due to the imposition of exchange controls or other circumstances beyond the control of the Company, then with respect to each date for the payment of principal of (and premium, if any) and interest on such series of Securities occurring after the last date on which the Foreign Currency was so used, all payments with respect to the Securities of any such series shall be made in U.S. dollars. If payment is to be made in U.S. dollars to the Holders of any such series of Securities pursuant to the provisions of the preceding sentence, then the amount to be paid in U.S. dollars on a payment date by the Company to the Trustee for the series and by such Trustee or any Paying Agent to the Holders of Securities of such series shall be determined by an Exchange Rate Agent and shall be equal to the sum obtained by converting the specified Foreign Currency into U.S. dollars at the applicable Market Exchange Rate set forth in an Exchange Rate Officer's Certificate.

         (e) All decisions and determinations of the Company or an Exchange Rate Agent regarding the Exchange Rate, Market Exchange Rate or conversion of Foreign Currency into U.S. dollars pursuant to Section 104(e) or this Section shall, in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon the Company (in the case of a determination by an Exchange Rate Agent), the Trustee, any Paying Agent and all Holders of the Securities of such series. If a Foreign Currency (other than a composite currency) in which payment of a series of Securities may be made, pursuant to subsection (a) above, is not available to the Company for making payments thereof due to the imposition of exchange controls or other circumstances beyond the control of the Company, the Company, after learning thereof, will give notice thereof to the Trustee immediately (and such Trustee promptly thereafter will give notice to the Holders of such series of Securities denominated in a Foreign Currency in the manner provided in Section 106) specifying the last date on which such Foreign Currency was used for the payment of principal of (and premium, if any), or interest on such series of Securities. In the event any composite currency in which a Security is denominated or payable ceases to be used for the purposes for which it was established or is not available due to circumstances beyond the control of the Company, the Company, after learning thereof, will give notice thereof to the Trustee immediately (and such Trustee thereafter will give notice to the Holders of such series of Securities denominated in a Foreign Currency in the manner provided in Section 106). In the event of any subsequent change in any Component of any composite currency in which a series of Securities is denominated or payable, the Company, after learning thereof, will give notice to the Trustee for the series similarly (and such Trustee promptly thereafter will give notice to the Holders in the manner provided in Section 106). The Trustee shall be fully justified and protected in relying and acting upon the information so received by it from the Company and from any Exchange Rate Agent and shall not otherwise have any duty or obligation to determine such information independently. The Company agrees to appoint and maintain an Exchange Rate Agent for the performance of the obligations of the Exchange Rate Agent Specified herein.

         SECTION 312.  CUSIP Numbers.

         The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; PROVIDED that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" numbers.

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

         SECTION 401.  Satisfaction and Discharge of Indenture.

         This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and each Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

         (1)      either

                  (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in
                  Section 306 and (ii) Securities for whose payment money or, if applicable, such other property constituting Maturity Consideration if determinable has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been canceled and delivered to the appropriate Trustee; or

                  (B) all such Securities not theretofore canceled and delivered to the appropriate Trustee

                                    (i)   have become due and payable, or

                                    (ii)  will become due and payable at their
                           Stated Maturity within one year, or

                                    (iii) are to be called for redemption within
                           one year under arrangements satisfactory to the appropriate Trustee for the giving of notice of redemption by such Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with such Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities of the relevant series not theretofore delivered to such Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be or, if applicable, such other property constituting Maturity Consideration if determinable;

                  (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         In the event there are Securities of two or more series hereunder, the Trustee shall be required to execute an instrument acknowledging satisfaction and discharge of this Indenture only if requested to do so with respect to Securities of all series as to which it is Trustee and if the other conditions thereto are met. The effectiveness of any such instrument shall be conditioned upon receipt of such instruments from the Trustee hereunder.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607, the obligations of the Company to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

         SECTION 402.  Application of Trust Money.

         Subject to the provisions of the last paragraph of Section 1003, all money, property, U.S. Government Obligations and Foreign Government Obligations deposited with the Trustee pursuant to Sections 401 and 403 in respect of Securities of a series shall be held in trust and applied by it, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any), Maturity Consideration and interest for whose payment such money has been deposited with the Trustee; unless otherwise specified herein, such money need not be segregated from other funds except to the extent required by law.

         SECTION 403. Satisfaction, Discharge and Defeasance of Securities of any Series. If this Section 403 is specified, as contemplated by Section 301, to be applicable to the Securities of any series, the Company shall be deemed to have paid and discharged the entire indebtedness on all the Securities of any such series at the time Outstanding, and, upon Company Request, the Trustee for the series, at the expense of the Company, shall execute proper instruments acknowledging satisfaction, discharge and defeasance of such indebtedness, when

         (1)      either

                           (A) with respect to all Securities of such series at
                  the time Outstanding, the Company shall have deposited or caused to be deposited irrevocably with the Trustee as trust funds in trust, (i) in the case of Securities denominated in a Foreign Currency, money in such Foreign Currency or such Foreign Government Obligations (as defined below) of the government or governments issuing such Foreign Currency or a combination thereof, or (ii) in the case of Securities denominated in U.S. dollars, U.S. dollars or U.S. Government Obligations (as defined below) or a combination thereof, in each case, in an amount which, or which through the payment of interest, principal and premium, if any, in respect thereof in accordance with their terms will provide (without any reinvestment of such interest, principal or premium), not later than one Business Day before the due date of any payment in respect of the Securities for such series, money in an amount sufficient (in the case of a deposit including any U.S. Government Obligations or Foreign Government Obligations in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to such Trustee at or prior to the time of such deposit) to pay and discharge each installment of principal of (including any mandatory sinking fund payments), premium, if any, and interest on, the Outstanding Securities of such series on the dates such installments of principal (and premium, if any), and interest are due or the Stated Maturity or date of redemption of such series, if applicable; or

                           (B) the Company has properly fulfilled such other
                  means of satisfaction and discharge as is specified, as contemplated by Section 301, to be applicable to the Securities of such series;

                  (2) the Company shall have delivered to the Trustee an Officers' Certificate certifying as to whether the Securities of such series are then listed on the New York Stock Exchange;

                  (3) if the Securities of such series are then listed on the New York Stock Exchange, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Company's exercise of its option under this Section would not cause such Securities to be delisted;

                  (4) no Event of Default or event (including such deposit) which, with notice or lapse of time, or both, would become an Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit as evidenced to such Trustee in an Officers' Certificate delivered to such Trustee concurrently with such deposit;

                  (5) the Company shall have paid or caused to be paid all other sums payable with respect to the Securities of such series at the time outstanding;

                  (6) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

                  (7) the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that Holders of the Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of the Company's exercise of its option under this Section 403 and will be subject to Federal income tax on the same amount and in the manner and at the same times as would have been the case if such option had not been exercised, and, in the case of the Securities of such series being discharged, accompanied by a ruling to that effect received from, or published by, the Internal Revenue Service;

                  (8) the Company shall have delivered to the Trustee for the series an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction, discharge and defeasance of the entire indebtedness on all Securities of any such series at the time Outstanding have been complied with; and

                  (9) the Company has delivered to the Trustee an Opinion of Counsel to the effect that immediately following the deposit described in clause (1) above neither the Company nor the Trust held by the Trustee shall be an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940.

         "U.S. Government Obligations" means securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, under clauses (i) or (ii) are not callable or redeemable at the option of the issuer thereof.

         "Foreign Government Obligations" means securities denominated in a Foreign Currency that are (i) direct obligations of a foreign government for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of a foreign government the payment of which is unconditionally guaranteed as a full faith and credit obligation by such foreign government, which, in either case, under clauses (i) or (ii) are not callable or redeemable at the option of the issuer thereof.

         Any deposits with the Trustee for the series referred to in Sections 401 and 403(l)(A) above shall be irrevocable and shall be made under the terms of an escrow trust agreement in form and substance reasonably satisfactory to the Trustee. If any Securities of a series with respect to which a deposit has been made pursuant to Sections 401 and 403(l) (A) at the time outstanding are to be redeemed prior to their Stated Maturity, whether pursuant to any optional redemption provisions or in accordance with any mandatory sinking fund requirement, the applicable escrow trust agreement shall provide therefor and the Company shall make such arrangements as are satisfactory to the Trustee for the series for the giving of notice of redemption by the Trustee for the series in the name, and at the expense, of the Company. If the Securities of such series are not to become due and payable at their Stated Maturity or upon call for redemption within one year of the date of deposit, then the Company shall give, promptly after the date of such deposit, notice of such deposit to the Holders of Securities of such series.

         Upon the satisfaction of the conditions set forth in this Section 403 with respect to all the Securities of any series at the time Outstanding, the terms and conditions of such series, including the terms and conditions with respect thereto set forth in this Indenture, shall no longer be binding upon, or applicable to, the Company (except as to any surviving rights of conversion or registration of transfer or exchange and rights relating to mutilated, destroyed, lost and stolen Securities pursuant to Section 306 of Securities of such series expressly provided for herein or in the form of Security of such series); PROVIDED, that the Company shall not be discharged from any payment obligations in respect of Securities of such series which are deemed not to be Outstanding under clause (iii) of the definition thereof if such obligations continue to be valid obligations of the Company under applicable law; and PROVIDED FURTHER that in the event a petition for relief under the Bankruptcy Reform Act of 1978 or a successor statute is filed with respect to the Company within 91 days after the deposit, the entire indebtedness on all Securities of such series shall not be discharged and in such event the Trustee shall return such deposited funds or obligations as it is then holding to the Company on Company Request.

         SECTION 404. Repayment to Company. After the payment in full of the entire indebtedness of a series of Securities with respect to which a deposit has been made with the Trustee pursuant to Section 403, such Trustee and any Paying Agent for such series shall upon Company Request promptly return to the Company any money, U.S. Government Obligations or Foreign Government Obligations held by them that are not required for the payment of the principal of (and premium, if any), and interest on the Securities of such series.

         SECTION 405. Reinstatement. If the Trustee is unable to apply any money, U.S. Government Obligations or Foreign Government Obligations in accordance with Section 403 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 403 until such time as the Trustee is permitted to apply all such money, U.S. Government Obligations or Foreign Government Obligations in accordance with Section 403.

                                  ARTICLE FIVE

                                    REMEDIES

         SECTION 501.  Events of Default.

         "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) default in the payment or delivery of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

                  (2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

                  (3) default in the delivery or payment of Merger Consideration when due; or

                  (4) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series; or

                  (5) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 60 days after there has been given, for such series by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (6) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or any Principal Constituent Bank in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Principal Constituent Bank or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (7) the commencement by the Company or any Principal Constituent Bank of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by any of the foregoing to the entry of a decree or order for relief in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding, or the filing by any of the foregoing of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by any of the foregoing to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or any Principal Constituent Bank or of any substantial part of the property of any, or the making by any of the foregoing of an assignment for the benefit of creditors, or the admission by any of the foregoing in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any Principal Constituent Bank in furtherance of any such action; or

                  (8) any other Event of Default provided with respect to Securities of that series.

         SECTION 502.  Acceleration of Maturity; Rescission and Annulment.

         If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount or, if such Securities are not payable at Maturity for a fixed principal amount, 25% of the aggregate issue price of the Outstanding Securities of that series may declare the principal amount or Maturity Consideration (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all of the Securities of that series to be due and payable or deliverable immediately, by a notice in writing to the Company (and to such Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) or Maturity Consideration shall become immediately due and payable or deliverable.

         At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money or other property due or deliverable has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount or, if such Securities are not payable at Maturity for a fixed principal amount, the aggregate issue price of the Outstanding Securities of that series, by written notice to the Company and such Trustee, may rescind and annul such declaration and its consequences if

                  (1) the Company has paid, or deposited with or delivered to the Trustee a sum or other property sufficient to pay

                           (A) all overdue interest on all Securities of that
                  series,

                           (B) the principal of (and premium, if any, on) or
                  Maturity Consideration of any Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities,

                           (C) to the extent that payment of such interest is
                  lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

                           (D) all sums paid by such Trustee hereunder, the
                  Security Registrar, the Co-Security Registrar for such series and any Paying Agent and the reasonable compensation, expenses, disbursements and advances of any one of them and their agents and counsel; and

                  (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of, or non-delivery of the Maturity Consideration of, Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

         No such rescission shall affect any subsequent default or impair any right consequent thereon.

         SECTION 503. Collection of Indebtedness and Suits for Enforcement by Trustee.

The Company covenants that if

                  (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

                  (2) default is made in the payment of the principal of (or premium, if any, on) or the delivery of the Maturity Consideration of any Security at the Maturity thereof, the Company will, upon demand of the Trustee, pay or deliver to it, for the benefit of the Holders of such Securities, the whole amount or other property then due and payable or deliverable on such Securities for principal (and premium, if any), Maturity Consideration and interest on and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any), Maturity Consideration and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of such Trustee, its agents and counsel.

         If the Company fails to pay or deliver such amounts and/or other consideration forthwith upon such demand, such Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums or other property so due and unpaid or not delivered, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys or other property adjudged or decreed to be payable or deliverable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

         If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as such Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

         SECTION 504.  Trustee May File Proofs of Claim.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal or Maturity Consideration of the Securities shall then be due and payable or deliverable as therein expressed or by declaration or otherwise and irrespective of whether the filing Trustee shall have made any demand on the Company for the payment of overdue principal or interest or delivery of the Maturity Consideration) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (i) to file and prove a claim for the whole amount of principal (and premium, if any), Maturity Consideration and interest owing and unpaid or undelivered in respect of the Securities of each series for which the filing Trustee is Trustee and to file such other papers or documents as may be necessary or advisable in order to have the claims of such Trustee (including any claim for the reasonable compensation, expenses and disbursements of such Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                  (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of Securities of each series to make such payments or deliveries to the Trustee and, in the event that such Trustee shall consent to the making of such payments or deliveries directly to the Holders, to pay to such Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of such Trustee, its agents and counsel, and any other amounts due such Trustee under Section 607.

         Nothing herein contained shall be deemed to authorize any Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize any Trustee to vote in respect of the claim of any Holder in any such proceeding.

         SECTION 505. Trustee May Enforce Claims Without Possession of
Securities.

         All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by any Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by any Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of such Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

         SECTION 506. Application of Money or other Property Collected. Any money or other property collected by the Trustee with respect to Securities of a series pursuant to this Article shall be applied in the following order, at the date or dates fixed by such Trustee and, in case of the distribution of such money or other property on account of principal (or premium, if any), Maturity Consideration or interest upon presentation of the Securities of such series and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

         FIRST: To the payment of all amounts due such Trustee under Section
607.

         SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any), Maturity Consideration and interest on the Securities of such series, in respect of which or for the benefit of which such money or other property has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any), Maturity Consideration and interest, respectively. Subject to Section 311(d)(ii), the Security Holders of each series of Securities denominated in a Foreign Currency shall be entitled to receive a ratable portion of the amount determined by an Exchange Rate Agent by converting the principal amount Outstanding of such series of Securities in the currency in which such series of Securities is denominated into U.S. dollars at the Exchange Rate (as determined by the Exchange Rate Agent, as of the date of declaration of acceleration of the Maturity of the Securities (or, if there is no such rate on such date for the reasons specified in Section 311(d)(i), the applicable Market Exchange Rate).

         THIRD:  The balance if any, to the persons entitled thereto.

         SECTION 507.  Limitation on Suits.

         No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (1) such Holder has previously given written notice to the Trustee for that series of a continuing Event of Default with respect to the Securities of that series;

                  (2) the Holders of not less than 25% in principal amount or, if such Securities are not payable at Maturity for a fixed principal amount, the aggregate issue price of the Outstanding Securities of that series shall have made written request to the Trustee for that series to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee indemnity satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) such Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to such Trustee during such 60-day period by the Holders of a majority in principal amount or, if such Securities are not payable at Maturity for a fixed principal amount, the aggregate issue price of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders or Holders of any other series, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

         SECTION 508. Unconditional Right of Holders to Receive Principal, Premium, Maturity Consideration and Interest.

         Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment or delivery of the principal of (and premium, if any), Maturity Consideration and (subject to Section 307) interest on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment or delivery, and such rights shall not be impaired without the consent of such Holder.

         SECTION 509.  Restoration of Rights and Remedies.

         If any Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to such Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, such Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of such Trustee and the Holders shall continue as though no such proceeding had been instituted.

         SECTION 510.  Rights and Remedies Cumulative.

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of
Section 306, no right or remedy herein conferred upon or reserved to any Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         SECTION 511.  Delay or Omission Not Waiver.

         No delay or omission of any Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to any Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by such Trustee or by the Holders, as the case may be.

         SECTION 512.  Control by Holders.

The Holders of a majority in principal amount, or if such Securities are not payable at Maturity for a fixed principal amount, the aggregate issue price of the Outstanding Securities of any series, shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on such Trustee, with respect to the Securities of such series; provided that

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture,

                  (2) such Trustee may take any other action deemed proper by such Trustee which is not inconsistent with such direction,

                  (3) such direction is not unduly prejudicial to the rights of other Holders, and

                  (4) such direction would not involve such Trustee in personal liability.

         SECTION 513.  Waiver of Past Defaults.

         The Holders of not less than a majority in principal amount, or if such Securities are not payable at Maturity for a fixed principal amount, the aggregate issue price of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

                  (1) in the payment or delivery of the principal of (or premium, if any), Maturity Consideration or interest on any Security of such series, or

                  (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

         SECTION 514.  Undertaking for Costs.

         All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any), Maturity Consideration or interest on any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

         SECTION 515.  Waiver of Stay or Extension Laws.

         The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the exercise of any power herein granted to the Trustee, but will suffer and permit the exercise of every such power as though no such law had been enacted.

                                   ARTICLE SIX

                                   THE TRUSTEE

         SECTION 601.  Certain Duties and Responsibilities.

         (a) Except during the continuance of an Event of Default,

                           (1) the Trustee undertakes to perform such duties and
                  only such duties as are specifically set forth in this Indenture and only with respect to series of Securities as to which it is Trustee, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                           (2) in the absence of bad faith on its part, the
                  Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to it and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

         (b) In case an Event of Default has occurred and is continuing as to a series of Securities as to which it is Trustee, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

         (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                  (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount or, if such Securities are not payable at Maturity for a fixed principal amount, the aggregate issue price, of the Outstanding Securities of any series as to which it is the Trustee, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

         (d) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (e) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

         SECTION 602.  Notice of Defaults.

         Within 90 days after the occurrence of any default hereunder known to the Trustee with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series, as their names and addresses appear in the Security Register, notice of such default hereunder, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any), Maturity Consideration or interest on any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Securities of such series; and provided, further, that in the case of any default of the character specified in Section 501(5) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

         SECTION 603.  Certain Rights of Trustee.

         Subject to the provisions of Section 601:

                  (a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors of the Company may be sufficiently evidenced by a Board Resolution of the Company;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed), may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                  (d) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but such Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                  (h) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

                  (i) the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture; and

                  (j) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder.

         SECTION 604.  Not Responsible for Recitals or Issuance of Securities.

         The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

         SECTION 605.  May Hold Securities.

         The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of

Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

         SECTION 606.  Money or Other Property Held in Trust.

         Money held by the Trustee in trust or by any Paying Agent hereunder need not be segregated from other funds or other property except to the extent required by law. Neither the Trustee nor any Paying Agent shall be under any liability for interest on any money or other property received by it hereunder.

         SECTION 607.  Compensation and Reimbursement.

         The Company agrees

                  (1) to pay the Trustee, the Security Registrar, any Co-Security Registrar and any Paying Agent, as the case may be, from time to time such compensation as shall be agreed in writing between the Company and the Trustee for all services rendered by them hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) except as otherwise expressly provided herein, to reimburse the Trustee, the Security Registrar, any Co-Security Registrar and any Paying Agent, as the case may be, upon their request for all reasonable expenses, disbursements and advances incurred or made by any one of them in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of their agents and counsel), except any such expense, disbursement or advance as may be attributable to their negligence or bad faith;

                  (3) to indemnify each of the Trustee, the Security Registrar, any Co-Security Registrar and any Paying Agent, as the case may be, for, and to hold each of them harmless against, any and all loss, liability, damage, claim or expense, including taxes (other than taxes based on the income of the Trustee) incurred without negligence or bad faith arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending themselves against any claim (whether asserted by the Company, a Holder or any other Person) or liability in connection with the exercise or performance of any of their powers or duties hereunder (unless the Trustee, Security Registrar, a Co-Security Registrar or Paying Agent was negligent or acted in bad faith in such exercise or performance); and

                  (4) as security for the performance of the obligations of the Company pursuant to this Section 607, the Trustee for the Securities of any series shall have a lien prior to the Securities of all such series upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any) or interest, if any, on the Securities of any such series.

         The provisions of this Section shall survive the termination of this Indenture.

         SECTION 608.  Disqualification; Conflicting Interests.

         The Trustee for the Securities issued hereunder shall be subject to the provisions of Section 310(b) of the Trust Indenture Act during the period of time provided for therein. In determining whether the Trustee has a conflicting interest as defined in Section 310(b) of the Trust Indenture Act with respect to the Securities of any series, there shall be excluded this Indenture with respect to Securities of any particular series of Securities other than that series. Nothing herein shall prevent the

Trustee from filing with the Securities and Exchange Commission the application referred to in the second to last paragraph of Section 310(b) of the Trust Indenture Act.


         SECTION 609.  Corporate Trustee Required; Eligibility.

         There shall at all times be a Trustee hereunder which shall at all times be either

                           (i) a corporation organized and doing business under
                  the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, and subject to supervision or examination by Federal, State or District of Columbia authority; or

                           (ii) a corporation or other Person organized and
                  doing business under the laws of a foreign government that is permitted to act as Trustee pursuant to a rule, regulation or order of the Commission, authorized under such laws to exercise corporate trust powers, and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees; in either case having a combined capital and surplus of at least $50,000,000.

         If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. Neither the Company nor any person directly or indirectly controlling, controlled by, or under common control with the Company shall serve as trustee for the Securities of any series issued hereunder. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         SECTION 610.  Resignation and Removal; Appointment of Successor.

                  (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

                  (b) The Trustee may resign at any time with respect to the Securities of one or more of such series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the resigning Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee.

                  (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to such Trustee and to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the Trustee being removed may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  (d)      If at any time:

                           (1) the Trustee shall fail to comply with Section
                  310(b) of the Trust Indenture Act after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security of any series for at least six months, or

                           (2) the Trustee shall cease to be eligible under
                  Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                           (3) the Trustee shall become incapable of acting or
                  shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

         then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to
         Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 611, any holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Securities of such series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

         SECTION 611.  Acceptance of Appointment by Successor.

                  (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee or Trustees an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee or Trustees shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee or Trustees; but, on the request of the Company or the successor Trustee, such retiring Trustee or Trustees shall, upon payment of its charges and all amounts owing under Section 607, execute and deliver an instrument transferring to such successor Trustee all the rights, powers, and trusts of the retiring Trustee or Trustees and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee or Trustees hereunder.

                  (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
         (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust, that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee and that no Trustee shall be responsible for any notice given to, or received by, or any act or failure to act on the part of any other Trustee hereunder, and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein, such retiring Trustee shall with respect to the Securities of that or those series to which the appointment of such successor Trustee relates have no further responsibility for the exercise of rights and powers or for the performance of the duties and obligations vested in the Trustee under this Indenture, and each such successor Trustee without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee, to the extent contemplated by such supplemental indenture, the property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

                  (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

                  (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

         SECTION 612.  Merger, Conversion, Consolidation or Succession to
Business.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

         SECTION 613.  Preferential Collection of Claims Against Company.

         The Trustee shall comply with Section 311(a) of the Trust Indenture Act with respect to each series of Securities for which it is Trustee.

         SECTION 614.  Appointment of Authenticating Agent.

         At any time when any of the Securities of any series remain Outstanding the Trustee may appoint an Authenticating Agent or Agents with respect to any such series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, registration of transfer or partial redemption thereof and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by a Trustee or a Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of a Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of a Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus as most recently reported or determined by it sufficient under the laws of any jurisdiction under which it is organized or in which it is doing business to conduct a trust business, and which is otherwise authorized under such laws to conduct such business and is subject to supervision or examination by Federal or State authority. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

         The Trustee shall initially act as Authenticating Agent for each series of Securities issued hereunder.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of any Trustee or the Authenticating Agent.

         An Authenticating Agent with respect to any series may resign at any time by giving written notice thereof to the Trustee for such series and to the Company. The Trustee may at any time (and upon request by the Company shall) terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

         The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

         The provisions of Sections 308, 604 and 605 shall be applicable to each Authenticating Agent.

         Pursuant to each appointment made under this Section, the Securities of each series covered by such appointment may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

         This is one of the Securities of the series provided for under the within-mentioned Indenture.

                                           THE BANK OF NEW YORK, as Trustee





                                           By __________________________________
                                               As Authenticating Agent





                                           By __________________________________
                                               Authorized Officer

                                  ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

         SECTION 701. Company to Furnish Trustee Names and Addresses of Holders.

         The Company will furnish or cause to be furnished to the Trustee

                  (a) semi-annually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of such series as of such Regular Record Date; and

                  (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of the date not more than 15 days prior to the time such list is furnished.

         except that no such lists need be furnished so long as the Trustee is in possession thereof by reason of its acting as Security Registrar for such series.

         SECTION 702.  Preservation of Information; Communications to Holders.

                  (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Co-Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

                  (b) If three or more Holders of Securities of any series (herein referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of such series with respect to their rights under this Indenture or under the Securities of such series and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either

                           (i) afford such applicants access to the information
                  preserved at the time by the Trustee in accordance with
                  Section 702(a); or

                           (ii) inform such applicants as to the approximate
                  number of Holders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 702(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

                  If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 702(a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the

         Trustee, such mailing would be contrary to the best interest of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

                  (c) Every Holder of Securities of each series, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 702(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 702 (b).

         SECTION 703.  Reports by Trustee.

                  (a) Within 60 days after August 15 of each year commencing with the later of August 15, 2000 or the first August 15 after the first issuance of Securities of a series for which the Trustee is acting as Trustee pursuant to this Indenture, the Trustee shall transmit by mail to all Holders of Securities of such series as provided in Section 313(c) of the Trust Indenture Act, as their names and addresses appear in the Security Register for such series, a brief report dated as of such August 15 if required by Section 313(a) of the Trust Indenture Act.

                  (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange, if any, upon which the Securities are listed, with the Commission and with the Company. The Company will promptly notify the Trustee when the Securities are listed on any stock exchange and of any delisting thereof.

         SECTION 704.  Reports by Company.

         The Company shall:

                  (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or
         Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                  (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                  (3) transmit by mail to all Holders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                  (4) delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

                                  ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

         SECTION 801.  Company May Consolidate, Etc., Only on Certain Terms.

         The Company shall not consolidate with or merge into any other corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

                  (1) The corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment or delivery of the principal of (and premium, if any) and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

                  (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

         SECTION 802.  Successor Corporation Substituted.

         Upon any consolidation by the Company with or merger by the Company into any other corporation or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Securities.

         Such successor corporation may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Securities of any series issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee of Securities; and, upon the order of such successor corporation instead of the Company and subject to all the terms conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver such Securities which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication pursuant to such provisions and any Securities of a series which such successor corporation thereafter shall cause to be signed and delivered to the Trustee on its behalf for the purpose pursuant to such provisions. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

         In case of any such consolidation, merger, sale, conveyance or lease, such changes in phraseology and form may be made in the Securities thereafter to be issued as may be appropriate.

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

         SECTION 901.  Supplemental Indentures without Consent of Holders.

         Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to evidence the succession of another corporation to the Company by merger, sale of assets or otherwise and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

                  (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

                  (3) to add any additional Events of Default; or

                  (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registerable or not registerable as to principal or Maturity Consideration, and with or without interest coupons; or

                  (5) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

                  (6) to convey, transfer, assign, mortgage or pledge any property to or with the Trustee; or

                  (7) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or

                  (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b); or

                  (9) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided such action shall not adversely affect the interests of the Holders of Securities of any series in any material respect; or

                  (10) to provide for conversion rights of the Holders of Securities of any series to enable such Holders to convert such Securities into other securities of the Company.

         SECTION 902.  Supplemental Indentures with Consent of Holders.

         With the consent of the Holders of not less than 66 2/3% in principal amount or, if such Securities are not payable at Maturity for a fixed principal amount, 66 2/3% of the aggregate issue price, of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and such Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture insofar as they apply to such series or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

                  (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, or any Maturity Consideration of, any Outstanding Security, or reduce the principal amount or Maturity Consideration thereof or the rate of interest thereon or any premium payable or deliverable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or change any Place of Payment where, or the coin or currency or other property in which, any Outstanding Security or any premium or the interest thereon is payable or deliverable, or impair the right to institute suit for the enforcement of any such payment or delivery on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date); or

                  (2) reduce the percentage in principal amount or issue price of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture; or

                  (3) modify any of the provisions of this Section, Section 513 or Section 1010, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 1010 or the deletion of this proviso, in accordance with the requirements of Sections 611(b) and 901(8).

         A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the right under this Indenture of the Holders of Securities of any other series.

         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         SECTION 903.  Execution of Supplemental Indentures.

         In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects such Trustee's own rights, duties or immunities under this Indenture or otherwise.

         SECTION 904.  Effect of Supplemental Indentures.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

         SECTION 905.  Conformity with Trust Indenture Act.

         Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

         SECTION 906.  Reference in Securities to Supplemental Indentures.

         Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by such Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by such Trustee in exchange for Outstanding Securities of such series.

                                   ARTICLE TEN

                                    COVENANTS

         SECTION 1001. Payment of Principal, Premium, if any, the Maturity Consideration and Interest.

         The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay or deliver the principal of (and premium, if any), Maturity Consideration and interest (if any) on the Securities of that series in accordance with the terms of the Securities and this Indenture.

         SECTION 1002.  Maintenance of Office or Agency.

         The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment or delivery of Maturity Consideration, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of such Trustee, and the Company hereby appoints such Trustee as its agent to receive all such presentations, surrenders, notices and demands.

         The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency. Notwithstanding any other provisions to the contrary, the Company at its option may make payment of principal (and premium, if any) and interest with respect to Securities by check mailed to the address of the Person entitled thereto, as such address appears on the Security Register of the Company.

         SECTION 1003. Money or Other Property for Securities Payments and Deliveries to Be Held in Trust.

         If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any), Maturity Consideration or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum or other property sufficient to pay or deliver the principal (and premium, if any), Maturity Consideration or interest so becoming due until such sums or other property shall be paid or delivered to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of (and premium, if any), Maturity Consideration or interest on any Securities of that series, deposit with a Paying Agent a sum or other property sufficient to pay or deliver the principal (and premium, if any), Maturity Consideration or interest so becoming due, such sum or other property to be held in trust for the benefit of the Persons entitled to such principal, premium, Maturity Consideration or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

         The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (1) hold all sums or other property held by it for the payment or delivery of the principal of (and premium, if any), Maturity Consideration or interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment or delivery of principal (and premium, if any), Maturity Consideration or interest on the Securities of that series; and

                  (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay or deliver to the Trustee all sums so held in trust by such Paying Agent.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money or other property deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment or delivery of the principal of (and premium, if any), Maturity Consideration or interest in any Security of any series and remaining unclaimed for two years after such principal (and premium, if any), Maturity Consideration or interest has become due and payable or deliverable shall be paid or delivered to the Company on Company request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment or delivery thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment or delivery, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money or other property remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money or other property then remaining will be repaid or delivered to the Company.

         SECTION 1004.  Corporate Existence.

         Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, and that of each Subsidiary and the rights (charter and statutory) and franchises of the Company and its Subsidiaries; provided, however, that the Company shall not be required to preserve any such right or franchise if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the

Company and its Subsidiaries considered as a whole and that the loss thereof is not disadvantageous in any material respect to the Holders.

         SECTION 1005.  Maintenance of Properties.

         The Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation and maintenance of any of such properties, or disposing of any of them, if such discontinuance or disposal is, in the judgment of the Company or of the Subsidiary concerned, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

         SECTION 1006.  Payment of Taxes and Other Claims.

         The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and the Company shall have set aside on its books adequate reserves with respect thereto (segregated to the extent required by generally accepted accounting principles).

         SECTION 1007. Limitation on Sale or Issuance of Capital Stock of Certain Subsidiaries.

         Except as set forth below, the Company will not sell, assign, pledge, transfer or otherwise dispose of, or permit the issuance of, or permit a Subsidiary to sell, assign, pledge, transfer or dispose of, any shares of Voting Stock of any Subsidiary, or any securities convertible into or options, warrants or rights to subscribe for or purchase shares of Voting Stock of any Subsidiary, which is:

                  (a) A Principal Constituent Bank; or

                  (b) A Subsidiary which owns shares of Voting Stock or any securities convertible into or options, warrants or rights to subscribe for or purchase shares of Voting Stock of a Principal Constituent Bank;

         provided, however, that nothing in this Section shall prohibit any dispositions made by the Company or any Subsidiary (i) acting in a fiduciary capacity for any person other than the Company or any Subsidiary, or (ii) to the Company or any of its wholly owned (except for directors' qualifying shares) Subsidiaries. Notwithstanding the foregoing, sales, assignments, pledges, transfers, issuances or other dispositions of shares of Voting Stock or securities convertible into or options, warrants or rights to subscribe for or purchase shares of Voting Stock of a corporation referred to in Clause (a) or (b) above may be made where:

                           (i) the sales, assignments, pledges, transfers,
                  issuances or other dispositions are made, in the minimum amount required by law, to any Person for the purpose of the qualification of such Person to serve as a director; or

                           (ii) the sales, assignments, pledges, transfers,
                  issuances or other dispositions are made in compliance with an order of a court or regulatory authority of competent jurisdiction; or

                           (iii) the sales, assignments, pledges, transfers,
                  issuances or other dispositions are made in connection with a merger or consolidation of a Principal Constituent Bank with or into a wholly owned Subsidiary or a Constituent Bank, if, after such merger or consolidation with such Constituent Bank, the Company owns, directly or indirectly, not less than the percentage of Voting Stock of the surviving entity of such transaction as it owned of such Principal Constituent Bank prior to such transaction; or

                           (iv) the sales, assignments, pledges, transfers,
                  issuances or other dispositions are for fair market value (as determined by the Board of Directors of the Company, which determination shall be conclusive and evidenced by a Board Resolution) and, after giving effect to such disposition, the Company and its wholly owned (except for directors' qualifying shares) Subsidiaries, will own directly not less than 80% of the Voting Stock of such Principal Constituent Bank or Subsidiary; or

                           (v) a Principal Constituent Bank sells additional
                  shares of Voting Stock to its stockholders at any price, if, after such sale, the Company owns, directly or indirectly, not less than the percentage of Voting Stock of such Principal Constituent Bank it owned prior to such sale; or

                           (vi) a pledge is made or a lien is created to secure
                  loans or other extensions of credit by a Constituent Bank subject to section 23A of the Federal Reserve Act.

         SECTION 1008.  Limitation Upon Liens on Certain Capital Stock.

         Except as provided in Section 1007, the Company will not at any time, directly or indirectly, create, assume, incur or suffer to be created, assumed or incurred or to exist any mortgage, pledge, encumbrance or lien or charge of any kind upon (1) any shares of capital stock of any Principal Constituent Bank (other than directors', qualifying shares), or (2) any shares of capital stock of a Subsidiary which owns capital stock of any Principal Constituent Bank; provided, however, that, notwithstanding the foregoing, the Company may incur or suffer to be incurred or to exist upon such capital stock (a) liens for taxes, assessments or other governmental charges or levies which are not yet due or are payable without penalty or of which the amount, applicability or validity is being contested by the Company in good faith by appropriate proceedings and the Company shall have set aside on its books adequate reserves with respect thereto (segregated to the extent required by generally accepted accounting principles), or (b) the lien of any judgment, if such judgment shall not have remained undischarged, or unstayed on appeal or otherwise, for more than 60 days.

         SECTION 1009.  Statement as to Compliance.

         The Company will deliver to the Trustee, within 120 days after the end of each fiscal year, commencing with the first calendar year following the issuance of Securities of any series under this Indenture, a brief certificate, which need not comply with Section 102, signed by the principal executive officer, the principal financial officer or the principal accounting officer of the Company, covering the period from the date of issuance of such Securities to the end of the calendar year in which such Securities were issued, in the case of the first such certificate, and covering the preceding calendar year in the case of each subsequent certificate stating, as to each signer thereof, that

                  (1) a review of the activities of the Company during such year and of performance under this Indenture has been made under his supervision, and

                  (2) to the best of his knowledge, based on such review, (a) the Company has complied with all conditions and covenants on its part contained in this Indenture throughout such year, or, if there has been a default by the Company in the performance, observance or fulfillment of any such condition or covenant, specifying each such default known to him and the nature and status thereof, and (b) no event has occurred and is continuing which is, or after notice or lapse of time or both would become, an Event of Default, or, if such an event has occurred and is continuing, specifying each such event known to him and the nature and status thereof.

         For the purpose of this Section 1009, compliance shall be determined without regard to any grace period or requirement of notice provided pursuant to the terms of this Indenture.

         SECTION 1010.  Waiver of Certain Covenants.

         The Company may omit in any particular instance to comply with any term, provision or condition set forth in Sections 1004 to 1008, inclusive, with respect to the Securities of any series if before the time for such compliance the Holders of at least 50% in principal amount, or if such Securities are not payable at Maturity for a fixed principal amount, 50% of the aggregate issue price, of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the trustee in respect of any such term, provision or condition shall remain in full force and effect.

         SECTION 1011.  Calculation of Original Issue Discount.

         The Company shall file with the Trustee promptly at the end of each calendar year (i) a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on Outstanding Securities as of the end of such year and (ii) such other specific information relating to such original issue discount as may then be relevant under the Internal Revenue Code of 1986, as amended from time to time.

         SECTION 1012.  Statement by Officers as to Default.

         The Company shall deliver to the Trustee, as soon as possible and in any event within five days after the Company becomes aware of the occurrence of any Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officers' Certificate setting forth the details of such Event of Default or default and the action which the Company proposes to take with respect thereto.

                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

         SECTION 1101.  Applicability of Article.

         Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

         SECTION 1102.  Election to Redeem; Notice to Trustee.

         The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify such Trustee of such Redemption Date and of the principal amount or amount of Maturity Consideration of Securities of such series to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish such Trustee with an Officers' Certificate evidencing compliance with such restriction.

         SECTION 1103.  Selection by Trustee of Securities to Be Redeemed.

         If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as such Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denominations for Securities of that series or any integral multiple thereof) of the principal amount or issue price of Securities of such series or a denomination larger than the minimum authorized denomination for Securities of that series.

         Such Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

         SECTION 1104.  Notice of Redemption.

         Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

         All notices of redemption shall identify the Securities to be redeemed (including CUSIP numbers) and shall state:

                  (1)      the Redemption Date,

                  (2)      the Redemption Price,

                  (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

                  (4) that on the Redemption Date, the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

                  (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price, and

                  (6) that the redemption is for a sinking fund, if such is the case.

         Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by such Trustee in the name and at the expense of the Company. The notice if mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, a failure to give such notice by mail or any defect in the notice to the Holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

         SECTION 1105.  Deposit of Redemption Price.

         Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

         SECTION 1106.  Securities Payable on Redemption Date.

         Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular Record Dates according to their terms and the provisions of Section 307.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

         SECTION 1107.  Securities Redeemed in Part.

         Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and such Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and such Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same Series, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                 ARTICLE TWELVE

                                  SINKING FUNDS

         SECTION 1201.  Applicability of Article.

         The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.

         The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

         SECTION 1202.  Satisfaction of Sinking Fund Payments with Securities.

         The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such Series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

         SECTION 1203.  Redemption of Securities for Sinking Fund.

         Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 1202 and will also deliver to such Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date such Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                                            FLEET BOSTON CORPORATION



                                            By /s/ Douglas L. Jacobs
                                              ----------------------------------
                                                Title:


                                            THE BANK OF NEW YORK, Trustee



                                            By /s/ Annette Kos
                                              ----------------------------------
                                                Title:


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